Exhibit 10.25

[To be Executed by Authorized Officer of ACE USA Holdings, Inc.]

SECOND AMENDMENT

TO ACE USA OFFICER

DEFERRED COMPENSATION PLAN

By virtue and in exercise of the amending authority reserved to the Committee by the provisions of Section 7 of the ACE USA OFFICER DEFERRED Compensation Plan (the “Plan”) and pursuant to the authority delegated to the undersigned officer of the Company by a resolution adopted by the Committee (as provided for in the Plan), the Plan is amended in the following particulars:

1. Effective of January 1, 2001, by substituting the following for subsection 2.1 of the Plan:

“2.1. Participant. Subject to the terms of the Plan, an individual shall be eligible to make deferrals under the Plan during any period he or she is an Eligible Employee. For purposes of the Plan, the term “Eligible Employee” for any period shall be those individuals designated as Eligible Employees, either by individual designation by the Committee or by being a member of a group designated by the Committee.”

2. Effective as of January 1, 2001, by adding the following new subsection to the Plan to follow immediately after subsection 4.7 thereof:

“4.8. Cash-Out Election. A Participant may make a one-time election (a “Cash-Out Election”) to have his entire Account balance distributed, in a single lump sum payment, in cash, within 30 days following the date that such election is filed with the Employer, subject to the following:

(a) The amount actually distributed to an electing Participant under this subsection 4.8 shall be equal to the Participant’s entire Account balance, reduced by an amount equal to 10 percent of such balance. The portion of the Participant’s Account balance that is not distributed to the Participant’s pursuant to this paragraph (a) shall be forfeited as a penalty.

(b) Notwithstanding the provisions of Section 2, for the remainder of the Plan Year in which the Cash-out Election is effective and for the next following Plan Year, no Deferral Election by the Participant under subsection 2.2 shall be given effect.

Notwithstanding the foregoing provisions of this subsection 4.8, and without limiting the amending authority reserved to the Committee by the provisions of Section 7 of the Plan, the Committee may amend this subsection 4.8 at any time and in any respect, including as to amounts previously credited to a Participant’s Account, to the extent that the Committee determines that such amendment is necessary or desirable by reason of any change in tax laws or regulations or interpretations thereof; provided, however, that no such amendment shall apply with respect to amounts actually distributed under this subsection 4.8 before the later of the date on which the amendment is adopted or effective.”

IN WITNESS WHEREOF, the undersigned officer of the Company has caused these presents to be executed on behalf of the Company this          day of                     , 2001.

ACE USA Holdings, Inc.

By

Its

[Action by the Committee]

SECOND AMENDMENT

TO ACE USA OFFICER

DEFERRED COMPENSATION PLAN

RESOLVED, that the ACE USA OFFICER DEFERRED Compensation Plan (the “Plan”) is hereby amended in the following particulars:

1. Effective of January 1, 2001, by substituting the following for subsection 2.1 of the Plan:

“2.1. Participant. Subject to the terms of the Plan, an individual shall be eligible to make deferrals under the Plan during any period he or she is an Eligible Employee. For purposes of the Plan, the term “Eligible Employee” for any period shall be those individuals designated as Eligible Employees, either by individual designation by the Committee or by being a member of a group designated by the Committee.”

2. Effective as of January 1, 2001, by adding the following new subsection to the Plan to follow immediately after subsection 4.7 thereof:

“4.8. Cash-Out Election. A Participant may make a one-time election (a “Cash-Out Election”) to have his entire Account balance distributed, in a single lump sum payment, in cash, within 30 days following the date that such election is filed with the Employer, subject to the following:

(a) The amount actually distributed to an electing Participant under this subsection 4.8 shall be equal to the Participant’s entire Account balance, reduced by an amount equal to 10 percent of such balance. The portion of the Participant’s Account balance that is not distributed to the Participant’s pursuant to this paragraph (a) shall be forfeited as a penalty.

(b) Notwithstanding the provisions of Section 2, for the remainder of the Plan Year in which the Cash-out Election is effective and for the next following Plan Year, no Deferral Election by the Participant under subsection 2.2 shall be given effect.

Notwithstanding the foregoing provisions of this subsection 4.8, and without limiting the amending authority reserved to the Committee by the provisions of Section 7 of the Plan, the Committee may amend this subsection 4.8 at any time and in any respect, including as to amounts previously credited to a Participant’s Account, to the extent that the Committee determines that such amendment is necessary or desirable by reason of any change in tax laws or regulations or interpretations thereof; provided, however, that no such amendment shall apply with respect to amounts actually distributed under this subsection 4.8 before the later of the date on which the amendment is adopted or effective.”

FURTHER RESOLVED, that the Chairman, President, Secretary, Controller, Treasurer and any Executive Vice President of the Company (the “Authorized Officers”) be and any of them hereby is authorized to execute and deliver all such documents, to do and perform all other acts and things, and to take all other steps relating to the transactions referred to in the foregoing resolution as he/she shall deem advisable.